UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    September 26, 2008

DOWNEY FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13578 (Commission File Number)	33-0633413 (IRS Employer Identification Number)

3501 Jamboree Road Newport Beach, California (Address of principal executive offices)		92660 (Zip Code)

Registrant’s telephone number, including area code:   (949) 854-0300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

See Item 5.02 below, which is incorporated herein by this reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 22, 2008, Downey Financial Corp. (the “Company”) filed a Current Report on Form 8-K (the “September 8-K”) announcing that Charles R. Rinehart had been appointed to the Board of Directors of the Company and the Company’s wholly-owned subsidiary, Downey Savings and Loan Association, F.A. (the “Bank”), and was also appointed the Chief Executive Officer of the Company and the Bank, each effective September 23, 2008.

In the September 8-K, the Company disclosed that it was anticipated that Mr. Rinehart and the Bank would enter into an employment agreement and change in control agreement, and that Mr. Rinehart would receive an award of 1,226,994 shares of restricted stock in the Company (the “Restricted Stock”) upon execution of the employment agreement.

On September 26, 2008, the Bank and Mr. Rinehart entered into an Employment Agreement and a Change in Control Agreement, attached hereto as Exhibit 10.1, each containing the same terms as those described in the September 8-K. In addition, in connection with entering into the Employment Agreement, Mr. Rinehart received the grant of Restricted Stock. The terms of the Restricted Stock are described in the September 8-K. The disclosure regarding the Employment Agreement, the Change in Control Agreement and the Restricted Stock is set forth in the September 8-K and incorporated herein by reference.

The Restricted Stock was granted to Mr. Rinehart as part of his compensation as the Company’s and the Bank’s Chief Executive Officer and was made pursuant to Section 4(2) of the Securities Act of 1933, as amended.

With Mr. Rinehart’s appointment, the Company’s Board of Directors is comprised as follows:

Class 1	Class 2	Class 3
Gary W. Brummett	Michael B. Abrahams	Michael D. Bozarth
James H. Hunter	Thomas E. Prince	Paul M. Homan
Jane Wolfe	Lester C. Smull	G. Brent McQuarrie
Charles R. Rinehart

A copy of Mr. Rinehart’s Employment Agreement (including the Change in Control Agreement) is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of each such agreement is only a summary and is qualified in its entirety by the full text of the relevant exhibit attached hereto.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

10.1  Employment Agreement (which also includes the Change in Control Agreement), dated as of September 26, 2008, by and between the Bank and Charles R. Rinehart

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOWNEY FINANCIAL CORP. (Registrant)

Date: October 2, 2008	By /s/ Richard B. Swinney Richard B. Swinney Corporate Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	Employment Agreement (which also includes the Change in Control Agreement), dated as of September 26, 2008, by and between the Bank and Charles R. Rinehart